UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  ______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2016

Central Index Key Number of the issuing entity: 0001657889
Morgan Stanley Capital I Trust 2015-UBS8
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541886
UBS Real Estate Securities Inc.

Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

(Exact names of sponsors as specified in their charters)

Delaware	333-180779-21	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 15, 2015, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8 (the “Certificates”), were issued by Morgan Stanley Capital I Trust 2015-UBS8, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2015 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian. Capitalized terms used but not defined herein will have the meanings ascribed thereto in the Pooling and Servicing Agreement.

The mortgage loan secured by the mortgaged property identified as “Gulfport Premium Outlets” on Schedule I to the Pooling and Servicing Agreement (the “Gulfport Premium Outlets Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu loan combination (the “Gulfport Premium Outlets Pari Passu Loan Combination”) that includes the Gulfport Premium Outlets Mortgage Loan and two pari passu promissory notes, neither of which is an asset of the Issuing Entity (collectively, the “Gulfport Premium Outlets Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the Gulfport Premium Outlets Pari Passu Loan Combination is to be serviced and administered (i) until the securitization of the controlling portion of the Gulfport Premium Outlets Pari Passu Companion Loan, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the controlling portion of the Gulfport Premium Outlets Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling portion of the Gulfport Premium Outlets Pari Passu Companion Loan was securitized on May 5, 2016. Consequently, the Gulfport Premium Outlets Pari Passu Loan Combination, including the Gulfport Premium Outlets Mortgage Loan, is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of May 1, 2016 (the “MSBAM 2016-C29 PSA”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent, and Wilmington Trust, National Association, as trustee, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29 securitization transaction, into which the controlling portion of the Gulfport Premium Outlets Pari Passu Companion Loan was deposited. Wells Fargo Bank, National Association has engaged Midland Loan Services, a Division of PNC Bank, National Association as a sub-servicer in respect of the Gulfport Premium Outlets Pari Passu Loan Combination. The MSBAM 2016-C29 PSA is attached hereto as Exhibit 4.4.

The servicing terms of the MSBAM 2016-C29 PSA (including, but not limited to, terms governing limitations on servicer liability and retention of loan collections),

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insofar as those terms apply to the Gulfport Premium Outlets Pari Passu Loan Combination, are similar to the servicing terms of the Pooling and Servicing Agreement applicable to Loan Pairs; however, the servicing arrangements under such agreements are expected to differ in certain respects. For example:

•	The MSBAM 2016-C29 PSA reflects that the Gulfport Premium Outlets Pari Passu Loan Combination must be serviced in accordance with the related Intercreditor Agreement.

•	The master servicer under the MSBAM 2016-C29 PSA will earn a primary servicing fee with respect to the Gulfport Premium Outlets Mortgage Loan that is to be calculated at 0.0025% per annum.

•	The special servicer under the MSBAM 2016-C29 PSA will earn a special servicing fee payable monthly with respect to the Gulfport Premium Outlets Mortgage Loan accruing at a rate equal to the greater of 0.25% per annum or such rate as would result in a special servicing fee of $3,500 for the related month.

•	The special servicer under the MSBAM 2016-C29 PSA will be entitled to a workout fee in respect of any workout of the Gulfport Premium Outlets Mortgage Loan generally calculated in a manner similar, but not necessarily identical, to the corresponding fee under the Pooling and Servicing Agreement, and such workout fee will accrue at a rate equal to the lesser of 1.0% and such rate as would result in a workout fee of $1,000,000, subject to a minimum workout fee of $25,000 in respect of any workout of the related whole loan.

•	The special servicer under the MSBAM 2016-C29 PSA will be entitled to a liquidation fee in respect of any liquidation or other resolution of the Gulfport Premium Outlets Mortgage Loan generally calculated in a manner similar, but not necessarily identical, to the corresponding fee under the Pooling and Servicing Agreement, and such liquidation fee will accrue at a rate equal to the lesser of 1.0% and such rate as would result in a liquidation fee of $1,000,000, subject to a minimum liquidation fee of $25,000 in respect of any liquidation or other resolution of the related whole loan.

•	Amounts payable with respect to the Gulfport Premium Outlets Mortgage Loan that are the equivalent of ancillary fees, penalty charges, assumption fees and/or modification fees and that are allocated as additional servicing compensation under the MSBAM 2016-C29 PSA may be allocated between the master servicer under the MSBAM 2016-C29 PSA and the special servicer under the MSBAM 2016-C29 PSA in proportions that are different from the proportions of similar fees allocated between the Master Servicer and the Special Servicer with respect to Mortgage Loans serviced under the Pooling and Servicing Agreement.

•	With respect to the Gulfport Premium Outlets Mortgage Loan, the servicing provisions of the MSBAM 2016-C29 PSA relating to performing inspections and collecting operating information are similar to those of the Pooling and Servicing Agreement.

•	The requirement of the master servicer under the MSBAM 2016-C29 PSA to make compensating interest payments in respect of the Gulfport Premium Outlets Mortgage Loan is similar to the requirement of the Master Servicer to make compensating interest payments in respect of the Mortgage Loans serviced under the Pooling and Servicing Agreement; provided, that the master servicer under the MSBAM 2016-C29 PSA will be required to make compensating interest payments of a certain amount regardless of whether the applicable prepayment interest shortfalls were caused by it.

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•	The master servicer under the MSBAM 2016-C29 PSA and the special servicer under the MSBAM 2016-C29 PSA (a) have rights related to resignation similar to those of the Master Servicer and the Special Servicer under the Pooling and Servicing Agreement and (b) are subject to servicer termination events similar to those in the Pooling and Servicing Agreement.

•	The servicing transfer events of the MSBAM 2016-C29 PSA that would cause the Gulfport Premium Outlets Mortgage Loan to become specially serviced are similar in all material respects to, but not identical to, the corresponding provisions under the Pooling and Servicing Agreement.

•	The MSBAM 2016-C29 controlling class representative (currently RREF III Debt AIV, LP) will be the initial party entitled to exercise the rights of the “controlling note holder” under the related Intercreditor Agreement. The specific types of actions constituting major decisions under the MSBAM 2016-C29 PSA differ in certain respects from those actions that constitute Major Decisions under the Pooling and Servicing Agreement, and therefore the specific types of servicer actions with respect to which the applicable MSBAM 2016-C29 controlling class representative will be permitted to consent will correspondingly differ.

•	The liability of the parties to the MSBAM 2016-C29 PSA will be limited in a manner similar, but not necessarily identical, to the liability of the parties to the Pooling and Servicing Agreement.

•	Collections on the Gulfport Premium Outlets Mortgage Loan will be maintained under the MSBAM 2016-C29 PSA in a manner similar, but not necessarily identical, to collections on the Mortgage Loans serviced under the Pooling and Servicing Agreement, provided that rating requirements for accounts and permitted investments may vary under those two pooling and servicing agreements.

•	The MSBAM 2016-C29 PSA provides for an asset representations reviewer and an asset representations review, neither of which are provided for under the Pooling and Servicing Agreement.

•	The MSBAM 2016-C29 PSA provides for dispute resolution mechanisms that are not provided for under the Pooling and Servicing Agreement.

•	The MSBAM 2016-C29 PSA requires delivery of a diligence file, which is not required under the Pooling and Servicing Agreement.

•	The MSBAM 2016-C29 PSA differs from the Pooling and Servicing Agreement in certain respects relating to one or more of the following: timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers, certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.

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Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:
4.4	Pooling and Servicing Agreement, dated as of May 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent, and Wilmington Trust, National Association, as trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ Jane Lam
Name: Jane Lam
Title: Vice President

Date: May 11, 2016

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EXHIBIT INDEX

Exhibit Number	Description
4.4	Pooling and Servicing Agreement, dated as of May 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent, and Wilmington Trust, National Association, as trustee.

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